Leases	12 Months Ended
Dec. 31, 2012
Leases
NOTE 6	Leases

The components of the net investment in sales-type and direct financing leases at December 31 were as follows:

(Dollars in Millions)	2012	2011
Aggregate future minimum lease payments to be received	$10,738	$10,882
Unguaranteed residual values accruing to the lessor’s benefit	890	1,079
Unearned income	(1,123)	(1,332)
Initial direct costs	175	181
Total net investment in sales-type and direct financing leases (a)	$10,680	$10,810

(a)	The accumulated allowance for uncollectible minimum lease payments was $80 million and $91 million at December 31, 2012 and 2011, respectively.

The minimum future lease payments to be received from sales-type and direct financing leases were as follows at December 31, 2012:

(Dollars in Millions)
2013	$2,526
2014	3,474
2015	3,053
2016	1,090
2017	294
Thereafter	301